3. PROPERTY AND EQUIPMENT (Details 1) (USD $)	Mar. 31, 2013	Mar. 31, 2012
Property And Equipment Details 1
Office Furniture and Equipment	$ 360,008	$ 258,127
Service and Shop Equipment	391,780	314,875
Vehicles	431,255	251,107
Land and Buildings	1,760,247	1,721,564
Total Property and Equipment	2,943,290	2,545,673
Accumulated Depreciation	(710,935)	(563,383)
Net Property and Equipment	$ 2,232,355	$ 1,982,290